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                                                                      EXHIBIT 23

                   Consent of Independent Public Accountant

As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference into this form 10-K, into the Company's previously filed registration statement nos. 33-61932, 33-59185, 33-59183 and 333-31847.


Arthur Andersen LLP
March 30, 1998